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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-45085, 33-58906, 33-83760, 33-90842, 333-4064, 333-23973,
333-52379, 333-74645 and 333-48244) of our report dated October 25, 2001, with respect to the consolidated financial statements and schedule of Read-Rite Corporation included in the Annual Report (Form 10-K) for the year ended September 30, 2001.

                                                           /s/ ERNST & YOUNG LLP

San Jose, California
November 29, 2001